UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2020

SKYE Life Ventures Ltd.

(Exact name of registrant as specified in charter)

British Columbia, Canada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5490 Notre Dame Est, Montreal, Quebec, Canada H1N 2C4

(Address of principal executive offices and zip code)

(604) 616-3331

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2020, Skye Life Ventures Ltd. (the "Issuer") and its newly created subsidiary, Skye Life Acquisition Corp. (“Merger Sub”), entered into an amalgamation agreement (the "Merger Agreement") with SuperDate Networks Inc. (“SuperDate”). The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into SuperDate (the “Merger”), with Merger Sub surviving the Merger and continuing as a wholly owned subsidiary of the Issuer and the Issuer carrying on the business of SuperDate following closing. SuperDate is an arm’s length party to the Issuer.

SuperDate, is a private company, incorporated in British Columbia, Canada in 2014. It is a technology-focused company. Superdate has a proprietary dating application that matches users through common interests and activities. It intends to release a consumer-ready application in Vancouver, Montreal, Seattle and Los Angeles in 2021.

At the effective time of the Merger, each outstanding share of common stock of SuperDate (subject to limited exceptions, including shares with respect to which dissenters’ rights have been validly exercised in accordance with British Columbia law, if applicable) will be exchanged or converted into the right to receive for one common share of the Issuer (collectively, the “Merger Consideration”). SuperDate currently has 38,619,000 common shares issued and outstanding.

Treatment of SuperDate Warrants and Options

Pursuant to the terms of the Merger Agreement, each outstanding common share purchase warrant (“Warrant”) of SuperDate and outstanding common share purchase options (each an “Option”) of SuperDate will be exchanged for one Warrant or Option of the Issuer, respectively, subject to the same terms and conditions of the original convertible security.

As of the date of the Merger Agreement, SuperDate has 700,000 Warrants and no Options issued and outstanding.  SuperDate may issue additional Warrants or Options prior to the date its shareholders approve of the Merger if such issuance is agreed to in writing by the Issuer and Merger Sub. Issuer shares, Warrants and Options issued pursuant to the Merger will be restricted and bear restrictive legends required by applicable securities laws.

The respective boards of SuperDate and the Issuer have each unanimously approved the Merger Agreement and the SuperDate board has resolved to recommend the adoption of the Merger Agreement by SuperDate shareholders, who will be asked to approve the Merger Agreement, as well as other related proposals at a special meeting or by unanimous written consent.

Conditions Precedent to the Merger

Completion of the Merger remains subject to a number of terms and conditions, including, among other things,:(a) the parties having received all required shareholder approvals under applicable corporate law on or before October 30, 2020; (b) each of the parties obtaining all necessary third party consents, orders and regulatory approvals for the Merger; (c) dissent rights not having been exercised by greater than 10% of the shareholders of each of the parties, as applicable; (d) no material change occurring to the business of any of the parties; (e) the satisfaction of obligations under the Merger Agreement relating to each of the parties; (6) the delivery by each of the parties of customary closing documents; and, (f) the absence of certain orders or laws preventing consummation of the Merger.

Voting Agreement

Pursuant to the Merger Agreement, SuperDate is to use its reasonable commercial efforts to have at least a majority of its shareholders execute a voting agreement prior to the Outside Date. The voting agreement relates to approval of  the divestment by the Issuer of its interest in its wholly owned subsidiary, Emerald Plants Health Source (E.P.H.S.) Inc. (“Emerald”). Emerald is seeking out financing and debt repayment options other than reliance on funds from the sale of the Issuer's equity securities, as the independent special committee of the Issuer’s Board has recommended. Previous disclosure regarding the independent special committee recommendations can be found in the Issuer’s press release, dated June 16, 2020, and Form 8-K, dated June 19, 2020.  Under the terms of the voting agreement, SuperDate shareholders have agreed to vote in favour of any management proposals relating to the proposed divestment and have agreed, except in certain limited circumstances, not to transfer the securities of the Issuer received upon closing of the Merger until the earlier of the date the shareholder meeting to approve the divestment is held or 120 days after closing of the Amalgamation.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature.

The Merger Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the consummation of the Mergers, (b) SuperDate being prohibited from soliciting or negotiating with third parties regarding alternative transactions, (c) the protection of, and access to, confidential information of the parties, and (d) the parties to cooperate in obtaining necessary approvals from governmental agencies.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including (a) by mutual written consent of the parties, (b) by either the Issuer or SuperDate, if the consummation of the Mergers has not occurred on or prior to February 26, 2021 (the “Outside Date”), (c) by either the Issuer or SuperDate upon a breach by the other party if such breach gives rise to a failure of a closing condition and cannot or has not been cured within the earlier of 20 days’ notice by the non-breaching party, (d) by the Issuer if SuperDate stockholder approval is not obtained on or before October 30, 2020, (e) by either the Issuer or SuperDate if dissent rights are exercised by greater than 10% of the SuperDate shareholders, (f) by  either the Issuer or SuperDate if particular conditions have not been met by the date required for the performance thereof, (g) the occurrence of a material adverse change that would have a material adverse effect of the Issuer or SuperDate, or (h) if a law or governmental or Court action prohibits the completion of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K (this “Report”) is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Issuer or SuperDate. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Issuer's public disclosures.

Item 7.01 Regulation FD Disclosure.

On September 9, 2020, the Issuer issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Issuer’s or SuperDate’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Issuer’s or SuperDate’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Issuer’s or SuperDate’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby, (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of SuperDate or other conditions to closing in the Merger Agreement, (c) costs related to the proposed transactions, (d) changes in applicable laws or regulations, (e) the possibility that SuperDate may be adversely affected by other economic, business, and/or competitive factors and (f) other risks and uncertainties. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither the Issuer nor SuperDate undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Issuer’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*	Amalgamation Agreement dated as of September 9, 2020 among SuperDate Networks Inc., Skye Life Ventures Ltd, and Skye Life Acquisition Corp.
99.1	Press Release dated September 9, 2020

*

Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Issuer agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2020	SKYE Life Ventures Ltd.

	By:	/s/ Stevan Perry
	Name:	Stevan Perry
	Title:	President